UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska             68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

4/30

Date of reporting period: 4/30/14

Item 1.  Reports to Stockholders.

Eagle MLP Strategy Fund

Class A Shares: EGLAX

Class C Shares: EGLCX

Class I Shares: EGLIX

Annual Report

April 30, 2014

Distributed by Northern Lights Distributors, LLC

          Member FINRA

April 30, 2014

Dear Investor:

During the past year, The Eagle MLP Strategy Fund (the “Fund”) has experienced growth both in net asset value and assets under management. The Fund is an open-end mutual fund with $620,193,404 of assets under management as of April 30, 2014 that invests in a portfolio of Master Limited Partnerships (“MLPs”) and MLP-related securities that provide exposure to the underlying price and income characteristics of predominately midstream energy infrastructure assets in an attempt to generate attractive, long-term risk adjusted returns.  The Fund’s Co‐Adviser, Eagle Global Advisors, LLC, draws upon a successful eleven years of experience selecting and investing in MLPs and MLP-related securities.  The Fund’s strategy attempts to capture the income and market characteristics of MLPs and MLP-related securities while not participating in the tax complexities that can reduce the attractiveness of investing in this asset class, including K-1s, state and local tax filings and Unrelated Business Taxable Income (“UBTI”).

Fund Performance

From the Fund’s fiscal year start on May 1, 2013 through the end of the Fund’s fiscal year on April 30, 2014 (“Investment Period”) the Fund’s Class I Shares appreciated by 17.07%, Class A Shares appreciated by 16.76% and Class C appreciated by 15.91%.  The Co-Advisers believe this performance was competitive with similar funds and appropriate benchmarks.

Figure 1

The Fund’s Investment Results

*The inception date of Class A and Class I is 9/14/12 and Class C is 2/21/13.  The Alerian MLP Index is a composite of the 50 most prominent energy Master Limited Partnerships (MLPs) and its performance is reported for the period 9/14/12 through 4/30/14. Returns for periods longer than one year are annualized. PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s investment Co-Advisers have contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until August 31, 2014 to ensure that the net annual fund operating expenses will not exceed 1.65% for Class A, 2.40% for Class C and 1.40% for Class I, subject to possible recoupment from the Fund in future years. Please review the Fund’s Prospectus for more detail on the expense waiver. Results shown reflect the waiver, without which the results could have been lower. Performance over short periods of time should not be the sole factor in making your investment decisions. For performance information current to the most recent month end, please call toll-free 1-888-868-9501. The maximum sales charge (load) for Class A is 5.75%. Class A investors may be eligible for a reduction in sales charges. See the Fund’s prospectus for more information.

                                                                                                                                                      2141-NLD-6/30/2014

Investment Environment

The MLP sector continued to deliver attractive investment opportunities during the Investment Period.  Investment performance in this sector was driven by several positive factors that included the continued development of new and existing hydrocarbon basins in both the U.S. and Canada, steady demand for new capital intensive projects, M&A activity, Initial Public Offerings (“IPO”), companies refinancing their debt and an unusually cold winter season.  The MLP sector also demonstrated resilience as a sharp rise in interest rates early in the Investment Period was ultimately a buying opportunity for investors.

Robust U.S. energy production translates into demand for additional energy infrastructure.  MLPs build and operate the gathering systems, pipelines, and storage facilities essential to the smooth operation of the energy supply chain. Last July the U.S. Energy Information Administration announced that the U.S. is on track to quickly surpass Russia as the largest producer of oil and gas in the world.  That same announcement also projected that the U.S. will produce 25 million barrels of oil equivalent per day (“BoE/day”), which is above their estimate for Russia’s production.  For the U.S., this represents an increase of nearly 40% from 2008, in which the U.S. produced approximately 18 million BoE/day.

This rapid growth in energy production continued to introduce several new and large MLP related projects during the Investment Period.  Williams and Boardwalk Pipelines finalized an agreement to develop the Bluegrass Pipeline project that will transport natural gas liquids (“NGL”) from the Marcellus and Utica shale basins to petrochemical and export markets on the Gulf Coast.  Enterprise Products also announced plans to expand and repurpose parts of the ATEX Express Pipeline to bring Northeast NGLs to their hub at Mt. Belvieu, TX.  Energy Transfer Partners and Enbridge Partners started signing up producers to transport crude oil from the Midwest to refining markets along the Mississippi and Louisiana Gulf Coast on the Eastern Gulf Crude Access Pipeline.  Florida Power and Light is currently entertaining proposals from a number of MLPs to build a multi-billion dollar natural gas pipeline to supply its power plants.  Kinder Morgan announced it was initiating the regulatory approval process for the Trans Mountain Pipeline, a $5.4 billion project to transport oil from the oil sands of Alberta west over the Rockies to export facilities in British Columbia.  Buckeye Partners expanded its NGL terminal business by buying 20 other terminals from Hess Petroleum, including a Caribbean facility in St. Lucia.

At the end of the Investment Period, proposals for several new LNG export terminals were also awaiting approval from the Department of Energy.  If these projects are approved another round of new project announcements are likely by a growing number of MLPs.

Several merger and acquisitions were also announced throughout the Investment Period.  Spectra Energy Partners announced the largest deal over the summer with its intention to purchase all of its parent company’s gas transmission and storage assets by the end of 2013 for $11 billion.  TC PipeLines also announced that it would purchase $1 billion in natural gas pipelines from its parent, TransCanada Corp.  Inergy LP announced that it would spin off its shares of Inergy Midstream LP and merge it with Crestwood Midstream Partners. An abundance of other smaller deals were also active throughout the Investment Period.

The capital markets continued to support these heightened levels of new project activity despite a temporary jump in U.S. interest rates.  The U.S. Treasury 10 Year Note yielded 1.63% at the beginning of the Investment Period (May 1, 2013) and 2.65% at the end of the Investment Period (April 30, 2014).  Real rates remained at or near 0% prompting companies with existing and more expensive debt to refinance existing debt with less expensive capital or borrowing new capital for new projects.  A steady supply of new equity capital also remained available which helped support a high-volume pace of equity offerings and IPOs that continued almost without pause in 2012 and 2013.

Like the economy, this pace of merger, acquisition, IPO and new project announcements paused in the early months of 2014.  Several lingering blasts of cold air swept over North America in the first few months of the year causing record breaking temperatures, numerous business, school, and road closures and very difficult driving, flying and general travel conditions.  The winter ranked as one of the coldest on record for North America as many cities and regions recorded record low temperatures and an extended winter season.  This weather activity decelerated the economy while the demand for heating boosted the consumption of natural gas and heating fuels like propane.  Natural gas prices rose to their highest level since 2011 and the country exited the winter with a level of gas reserves measured to be one of their lowest in years.

All of these factors support the Fund’s view that MLP investment activity should remain robust for the foreseeable future.  This outlook was supported by an updated outlook from the Interstate Natural Gas Association of America (“INGAA”) which is an industry association forecasting demand for energy infrastructure in the coming years.  The report projected that the U.S. will need to spend $640 billion on new midstream infrastructure over the next 20 years, which is 146% higher than its previous projection made in 2011.  The dramatic increase in North American crude oil and NGL production is expected to drive this growth.  The INGAA also increased its forecast for the amount of new infrastructure needed to process, store, and transport these liquids by seven times (from $48 billion to $328 billion).  For the foreseeable future, the Eagle MLP Strategy Fund, and other investment vehicles focused on energy infrastructure, are not likely to have a shortage of investment opportunities to choose from.

                                                                                                                                                      2141-NLD-6/30/2014

Performance Attribution

The Fund’s performance was most influenced by natural gas gathering, processing, pipeline activity and shipping which was consistent with the significant investment in hydrocarbon basins and extraction processes.

Figure 2

Estimated Monthly Performance Attribution by Sector

Fiscal Year End April 30, 2014*

* The attribution data will not match the performance results of the Fund as it is an estimate and does not include Fund expenses and the results of residual cash balances.

Allocation of Fund’s Investment Capital

Figure 3

The Allocation of the Fund’s Capital by Sector

 as of April 30, 2014

Outlook

The Fund’s Co-Advisers anticipate that MLPs and MLP-related securities will continue to benefit from the expansion of North American energy infrastructure as substantial capital demands associated with exploiting new hydrocarbon basins drive integrated energy companies to more efficiently manage their capital.

Underlying this expansion and demand for capital is the need for infrastructure to develop new hydrocarbon basins.  Dramatic increases in production of oil, gas, and natural gas liquids from North America have been unleashed by new technologies improving recoveries from previously uneconomic shale formations and forecasts from groups like the International Energy Agency, the U.S. Energy Information Administration, and other private groups projecting that U.S. production of hydrocarbons will approximately double by 2020.  As a result of increasing production, a number of analysts have noted that the U.S. is now ranked as the largest producer of hydrocarbons, even ahead of Russia and Saudi Arabia.  Also, since this production is from basins with minimal prior production, like the Bakken, the Eagle Ford, the Niobrara, and the Marcellus, new infrastructure is needed to process, store, and transport these energy resources.  The INGAA estimates that new midstream infrastructure totaling $640 billion (in 2012 dollars) will have to be built in the next two decades.

The indicative yield of the Alerian MLP Index as of April 30, 2014 was approximately 5.7%, and the Co-Advisers anticipate the outlook for distribution growth to remain healthy, driven by accretive capital projects and the availability of asset acquisitions.  The demographic trend of a growing population retiring and expecting to live off their investments is likely to result in a broader investor base seeking out the income generation of the MLP asset class.  In the event that interest rates rise, the Co-Advisers anticipate that the current high relative yields and growing distributions of MLPs and MLP-related securities will help to mitigate the impact of rising rates on prices.

For all of these reasons, the Co-Advisers anticipate that MLPs and MLP-related securities will remain an attractive investment with a relatively high yield received by investors.  Please do not hesitate to contact the Co-Advisers if you should have any questions, comments or concerns.  They can be reached at (855) 897-5390 or at info@princetonfundadvisors.com.

Very Truly Yours,

Princeton Fund Advisors, LLC

Eagle Global Advisors, LLC

Co-Adviser to the Fund

Co-Adviser to the Fund

                                                                                                                                                      2141-NLD-6/30/2014

Eagle MLP Strategy Fund

PORTFOLIO REVIEW (Unaudited)

April 30, 2014

The Fund’s performance figures* for the period ended April 30, 2014, compared to its benchmark:

	One Year	Inception**- April 30, 2014	Inception***- April 30, 2014
Eagle MLP Strategy Fund – Class A	16.76%	22.57%	N/A
Eagle MLP Strategy Fund – Class A with load	10.05%	18.19%	N/A
Eagle MLP Strategy Fund – Class C Eagle MLP Strategy Fund – Class I	15.91% 17.07%	N/A 22.91%	21.04% N/A
Alerian MLP Index	12.14%	18.80%	26.60%

* The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%, where applicable.  Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s total annual operating expenses are 2.07% for Class A shares, 2.82% for Class C shares and 1.82% for Class I shares per the August 28, 2013 prospectus.  After fee waivers, the Fund’s total annual operating expenses are 1.66%, 2.41%, and 1.41% for Class A, Class C and Class I shares, respectively. Class A shares are subject to a mandatory sales charge of 5.75% (which may be waived by the Adviser) imposed on purchases. For performance information current to the most recent month-end, please call toll-free 1-888-868-9501.

** Inception date for Class A and Class I is September 14, 2012.

*** Inception date for Class C is February 21, 2013.

The Alerian MLP Index is a composite of the 50 most prominent energy Master Limited Partnerships (MLPs) that provides investors with an unbiased, comprehensive benchmark for this emerging asset class. Investors cannot invest directly in an index or benchmark.

Comparison of the Change in Value of a $10,000 Investment

Eagle MLP Strategy Fund

PORTFOLIO REVIEW (Unaudited)(Continued)

April 30, 2014

     The Fund’s Top Asset Classes as of April 30, 2014 are as follows:

Asset Class	% of Net Assets
General Partner – Energy	20.9%
Diversified	16.6%
Shipping	15.3%
Exchange Traded Notes	9.8%
Gathering/Processing	8.4%
Pipelines & Transportation	7.6%
Pipeline-Refined Products	7.0%
Natural Gas Pipeline	4.4%
Exploration & Production	3.8%
Short-Term Investments	3.2%
Offshore Drilling	3.0%
100.00%

Please refer to the Portfolio of Investments in this Annual Report for a detailed analysis of the Fund’s holdings.

Eagle MLP Strategy Fund
PORTFOLIO OF INVESTMENTS
April 30, 2014

Shares		Value

	MLP & MLP RELATED SECURITIES - 87.0%
	DIVERSIFIED - 16.6%
1,014,975	Enbridge Energy Management LLC *	$ 29,819,966
525,300	Kinder Morgan, Inc.	17,156,298
499,541	Kinder Morgan Management LLC *	36,066,863
159,799	NGL Energy Partners LP	6,179,427
255,109	Plains All American Pipeline LP	14,235,082
		103,457,636
	EXPLORATION & PRODUCTION - 3.8%
863,882	Linn Co. LLC	23,808,588

	GATHERING/PROCESSING - 8.4%
329,158	Crestwood Midstream Partners LP	7,649,632
121,036	MarkWest Energy Partners LP	7,666,420
488,434	Regency Energy Partners LP	13,304,942
218,359	Targa Resources Corp.	23,580,588
		52,201,582
	GENERAL PARTNER - ENERGY - 20.9%
456,200	Energy Transfer Equity LP	21,254,358
552,600	ONEOK, Inc.	34,935,372
852,915	Plains GP Holdings LP	23,514,867
383,015	Spectra Energy Corp.	15,209,526
824,000	The Williams Cos., Inc.	34,748,080
		129,662,203
	NATURAL GAS PIPELINE - 4.4%
132,512	Cheniere Energy Partners LP	2,915,264
672,853	El Paso Pipeline Partners LP	21,901,365
140,496	Midcoast Energy Partners *	3,074,053
		27,890,682
	OFFSHORE DRILLING - 3.0%
594,849	Seadrill Partners LLC	18,481,958

	PIPELINE-REFINED PRODUCTS - 7.0%
283,022	Buckeye Partners LP	21,569,107
294,398	Magellan Midstream Partners LP	21,847,276
		43,416,383
	PIPELINES & TRANSPORTATION - 7.6%
105,200	Atlas Energy LP	4,307,940
120,225	Atlas Pipeline Partners LP	3,892,885
65,600	Enbridge, Inc.	3,167,824
319,607	Enlink Midstream LLC	11,291,715
241,051	SemGroup Corp.	15,398,338
111,038	Spectra Energy Partners LP	6,046,019
67,700	TransCanada Corporation	3,156,851
		47,261,572

See accompanying notes to financial statements.

Eagle MLP Strategy Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2014
Shares		Value
	SHIPPING - 15.3%
1,724,287	Capital Product Partners LP	$ 18,967,157
274,837	Dynagas LNG Partners LP	5,994,195
271,400	GasLog, Ltd.	7,268,092
507,018	Golar LNG Partners LP	15,692,207
290,135	Knot Offshore Partners LP	8,144,089
248,003	Teekay Shipping Corp.	13,915,448
731,751	Teekay Offshore Partners LP	25,033,202
		95,014,390

	TOTAL MLP & MLP RELATED SECURITIES (Cost $468,511,228)	541,194,994

	EXCHANGE TRADED NOTES - 9.8%
491,900	Credit Suisse Cushing 30 MLP Index ETN	16,350,756
181,300	ETRACS 2xMonthly Leveraged Long Alerian MLP Infrastructure Index ETN	10,705,765
274,685	ETRACS Alerian MLP Index ETN	8,375,146
89,900	ETRACS Alerian Natural Gas MLP Index ETN	3,375,745
181,900	iPath S&P MLP ETN	5,647,995
238,700	JPMorgan Alerian MLP Index ETN	11,572,176
268,050	Morgan Stanley Cushing MLP High Income Index ETN	4,864,678
	TOTAL EXCHANGE TRADED NOTES (Cost $53,929,744)	60,892,261

	SHORT-TERM INVESTMENT - 3.2%
	MONEY MARKET FUND - 3.2%
19,652,713	Fidelity Institutional Money Market Funds - Money Market Portfolio	19,652,713
	to yield 0.04% ** (Cost $19,652,713)

	TOTAL INVESTMENTS - 100.0% (Cost $542,093,685) (a)	$ 621,739,968
	OTHER ASSETS LESS LIABILITIES - 0.0%	36,865
	NET ASSETS - 100.0%	$ 621,776,833

(a) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $537,307,928 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized Appreciation:	$ 92,007,152
	Unrealized Depreciation:	(7,575,112)
	Net Unrealized Appreciation:	$ 84,432,040
* Non-income producing security.
** Money market fund; interest rate reflects seven-day effective yield on April 30, 2014.

See accompanying notes to financial statements.

Eagle MLP Strategy Fund
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2014

ASSETS
Investment in Securities (cost $542,093,685)	$ 621,739,968
Receivable for securities sold	1,543,990
Receivable for Fund shares sold	1,777,899
Dividends and interest receivable	1,820,392
Prepaid expenses and other assets	55,693
TOTAL ASSETS	626,937,942

LIABILITIES
Payable for investments purchased	4,285,741
Investment advisory fees payable	546,155
Payable for Fund shares repurchased	194,470
Distribution (12b-1) fees payable	34,504
Fees payable to other affiliates	33,901
Accrued expenses and other liabilities	66,338
TOTAL LIABILITIES	5,161,109
NET ASSETS	$ 621,776,833

Net Assets Consist Of:
Paid in capital	$ 539,009,146
Undistributed net investment income	4,792,705
Accumulated net realized loss from security transactions	(1,671,301)
Net unrealized appreciation of investments	79,646,283
NET ASSETS	$ 621,776,833

See accompanying notes to financial statements.

Eagle MLP Strategy Fund
STATEMENT OF ASSETS AND LIABILITIES (Continued)
April 30, 2014

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 85,399,239
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	6,420,671
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$ 13.30
Maximum offering price per share (maximum sales charge of 5.75%)	$ 14.11

Class C Shares:
Net Assets	$ 24,169,204
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,819,274
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share	$ 13.29

Class I Shares:
Net Assets	$ 512,208,390
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	38,465,293
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share	$ 13.32

See accompanying notes to financial statements.

Eagle MLP Strategy Fund
STATEMENT OF OPERATIONS
For the year ended April 30, 2014

INVESTMENT INCOME
Dividend Income	$ 13,150,107
Interest Income	10,334
Less: Foreign withholding taxes	(2,765)
TOTAL INVESTMENT INCOME	13,157,676

EXPENSES
Investment advisory fees	4,828,123
Distribution (12b-1) Fees:
Class A	112,455
Class C	109,938
Administrative services fees	271,729
Non 12b-1 shareholder servicing fees	215,810
Accounting services fees	83,831
Transfer agent fees	62,381
Registration fees	57,494
Printing and postage expenses	49,266
Custodian fees	40,509
Audit Fees	31,999
Compliance officer fees	30,472
Legal Fees	24,466
Trustees fees and expenses	10,957
Insurance expense	8,515
Other expenses	19,750
TOTAL EXPENSES	5,957,695

Less: Fees waived by the Co-Advisers	(311,517)
NET EXPENSES	5,646,178
NET INVESTMENT INCOME	7,511,498

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from security transactions	(2,383,412)
Net change in unrealized appreciation on investments	67,588,659

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	65,205,247

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 72,716,745

See accompanying notes to financial statements.

Eagle MLP Strategy Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	April 30, 2014	April 30, 2013 **
FROM OPERATIONS
Net investment income	$ 7,511,498	$ 558,786
Net realized gain (loss) from security transactions	(2,383,412)	263,052
Net realized gain from distributions of capital gains from underlying investment companies	-	626
Net change in unrealized appreciation of investments	67,588,659	12,057,624
Net increase in net assets resulting from operations	72,716,745	12,880,088

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	-	(3,617)
Class I	-	(22,998)
From net investment income:
Class A	(198,293)	(55,001)
Class C	-	(2,208)
Class I	(2,114,163)	(433,077)
From return of capital:
Class A	(1,897,288)	(51,677)
Class C	(462,419)	(2,791)
Class I	(12,948,242)	(333,453)
Net decrease in net assets resulting from distributions to shareholders	(17,620,405)	(904,822)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	67,994,528	17,662,083
Class C	21,945,886	1,510,601
Class I	369,149,158	106,794,846
Net asset value of shares issued in reinvestment of distributions:
Class A	1,626,198	93,528
Class C	422,485	3,412
Class I	11,317,087	584,898
Payments for shares redeemed:
Class A	(9,203,416)	(754,477)
Class C	(1,401,111)	(10,627)
Class I	(31,541,792)	(1,488,060)
Net increase in net assets resulting from shares of beneficial interest	430,309,023	124,396,204

TOTAL INCREASE IN NET ASSETS	485,405,363	136,371,470

NET ASSETS
Beginning of Period	136,371,470	-
End of Period*	$ 621,776,833	$ 136,371,470
*Includes undistributed net investment income of:	$ 4,792,705	$ 305,563

** The Eagle MLP Strategy Fund Class A and Class I commenced operations on September 14, 2012, and Class C commenced operations on February 21, 2013.

See accompanying notes to financial statements.

Eagle MLP Strategy Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Period Ended
	April 30, 2014	April 30,2013 **
Class A:
Shares Sold	5,455,405	1,637,564
Shares Reinvested	126,809	8,195
Shares Redeemed	(737,227)	(70,075)
Net increase in shares of beneficial interest outstanding	4,844,987	1,575,684

Class C:
Shares Sold	1,766,320	132,522
Shares Reinvested	32,733	289
Shares Redeemed	(111,686)	(904)
Net increase in shares of beneficial interest outstanding	1,687,367	131,907

Class I:
Shares Sold	30,239,660	9,918,375
Shares Reinvested	885,270	51,033
Shares Redeemed	(2,492,955)	(136,090)
Net increase in shares of beneficial interest outstanding	28,631,975	9,833,318

** The Eagle MLP Strategy Fund Class A and Class I commenced operations on September 14, 2012, and Class C commenced operations on February 21, 2013.

See accompanying notes to financial statements.

Eagle MLP Strategy Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period
	Year Ended April 30,	Period Ended April 30,
Class A	2014	2013 (1)
Net asset value, beginning of period	$ 11.81	$ 10.00

Activity from investment operations:
Net investment income (2)	0.23	0.19
Net realized and unrealized
gain on investments	1.72	1.73
Total from investment operations	1.95	1.92

Less distributions from:
Net investment income	(0.04)	(0.05)
Net realized gains	-	(0.01)
Return of capital	(0.42)	(0.05)
Total distributions	(0.46)	(0.11)

Net asset value, end of period	$ 13.30	$ 11.81

Total return (3)(6)	16.76%	19.21%

Net assets, at end of period (000s)	$ 85,399	$ 18,609

Ratio of gross expenses to average
net assets (4)(5)	1.73%	2.06%
Ratio of net expenses to average
net assets (5)	1.65%	1.65%
Ratio of net investment income
to average net assets (5)	1.83%	2.72%

Portfolio Turnover Rate (6)	7%	6%

(1)	The Eagle MLP Strategy Fund's Class A shares commenced operations on September 14, 2012.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Co-Advisers.
(5) Annualized for periods less than one year.
(6) Not annualized.

See accompanying notes to financial statements.

Eagle MLP Strategy Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period
	Year Ended April 30,	Period Ended April 30,
Class C	2014	2013 (2)
Net asset value, beginning of period	$ 11.82	$ 10.00

Activity from investment operations:
Net investment income (2)	0.12	0.03
Net realized and unrealized
gain on investments	1.74	1.83
Total from investment operations	1.86	1.86

Less distributions from:
Net investment income	-	(0.02)
Net realized gains	-	-
Return of capital	(0.39)	(0.02)
Total distributions	(0.39)	(0.04)

Net asset value, end of period	$ 13.29	$ 11.82

Total return (3)(6)	15.91%	8.21%

Net assets, at end of period (000s)	$ 24,169	$ 1,559

Ratio of gross expenses to average
net assets (4)(5)	2.48%	2.81%
Ratio of net expenses to average
net assets (5)	2.40%	2.40%
Ratio of net investment income
to average net assets (5)	0.99%	1.15%

Portfolio Turnover Rate (6)	7%	6%

(1)	The Eagle MLP Strategy Fund's Class C shares commenced operations on February 21, 2013.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Co-Advisers.
(5) Annualized for periods less than one year.
(6) Not annualized.

See accompanying notes to financial statements.

Eagle MLP Strategy Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period
	Year Ended April 30,	Period Ended April 30,
Class I	2014	2013 (1)
Net asset value, beginning of period	$ 11.82	$ 10.00

Activity from investment operations:
Net investment income (2)	0.25	0.19
Net realized and unrealized
gain on investments	1.74	1.75
Total from investment operations	1.99	1.94

Less distributions from:
Net investment income	(0.07)	(0.06)
Net realized gains	-	(0.01)
Return of capital	(0.42)	(0.05)
Total distributions	(0.49)	(0.12)

Net asset value, end of period	$ 13.32	$ 11.82

Total return (3)(6)	17.07%	19.43%

Net assets, at end of period (000s)	$ 512,208	$ 116,204

Ratio of gross expenses to average
net assets (4)(5)	1.48%	1.81%
Ratio of net expenses to average
net assets (5)	1.40%	1.40%
Ratio of net investment income
to average net assets (5)	1.99%	2.75%

Portfolio Turnover Rate (6)	7%	6%

(1)	The Eagle MLP Strategy Fund's Class I shares commenced operations on September 14, 2012.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Co-Advisers.
(5) Annualized for periods less than one year.
(6) Not annualized.

See accompanying notes to financial statements.

Eagle MLP Strategy Fund

NOTES TO FINANCIAL STATEMENTS

April 30, 2014

1.

ORGANIZATION

The Eagle MLP Strategy Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.   The Fund’s investment objective is to seek total return from income and capital appreciation.

The Fund currently offers Class A, Class C, and Class I shares. Class C and Class I shares are offered at net asset value.   Class A shares are offered at net asset value plus a maximum sales charge of 5.75%, which may be waived at the Co-Advisers’ (as defined below) discretion.   Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges.   All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.   The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies set by the Trust and followed by the Fund in preparation of the financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.   Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.  Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as

Eagle MLP Strategy Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2014

determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) co-advisers.  The team may also enlist third party consultants, such as a valuation firm or financial officer of a security issuer, on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) co-advisers.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause an adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available, the spread between bid and asked prices is substantial, the frequency of sales, the thinness of the market, the size of reported trades, and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the co-advisers based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the co-advisers are unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Eagle MLP Strategy Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2014

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Fund’s prospectus for a full listing of risks associated with these investments. The following tables summarize the inputs used as of April 30, 2014 for the Fund’s assets measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
MLP & MLP Related Securities	$ 541,194,994	$ -	$ -	$ 541,194,994
Exchange Traded Notes	60,892,261	-	-	60,892,261
Short-Term Investment	19,652,713	-	-	19,652,713
Total	$ 621,739,968	$ -	$ -	$ 621,739,968

There were no transfers into or out of Level 2 or Level 3 during the current period presented. It is the Fund’s policy to record transfers into or out of a level at the end of the reporting period.

The Fund did not hold any Level 2 or Level 3 securities during the period.

* See Portfolio of Investments for industry classification.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocation of Income, Expenses, Gains and Losses – Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required.  The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for the open tax year 2013, or expected to be taken in the Fund’s 2014 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.

INVESTMENT TRANSACTIONS

For the year ended April 30, 2014, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $433,523,062 and $25,437,204, respectively.

Eagle MLP Strategy Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2014

4.

INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

Princeton Fund Advisors, LLC and Eagle Global Advisors, LLC, serve as the Fund’s investment co-advisers (the “Co-Advisers”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Co-Advisers, under the oversight of the Board, direct the daily operations of the Fund and supervise the performance of administrative and professional services provided by others.  As compensation for their services and the related expenses borne by the Co-Advisers, the Fund pays the Co-Advisers a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of the Fund’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Co-Advisers have agreed, at least until August 31, 2014, to waive a portion of their advisory fee and have agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding expenses such as front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expenses on securities sold short), taxes or extraordinary expenses, such as litigation) do not exceed 1.65% per annum of Class A average daily net assets, 2.40% per annum of Class C average daily net assets, and 1.40% per annum of Class I average daily net assets. (the “Expense Limitation”)

If the Co-Advisers waive any fee or reimburse any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses attributable to Class A, Class C and Class I shares are subsequently less than the Expense Limitation, respectively, the Co-Advisers shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed the Expense Limitation. If the Operating Expenses attributable to the Class A, Class C and Class I shares subsequently exceed the Expense Limitation, the reimbursements shall be suspended. The Co-Advisers may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

The following amounts are subject to recapture by the Co-Advisers by the following dates:

Distributor- The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act (the “Plans”).  The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at annual rates of 0.25% and 1.00 % of the average daily net assets attributable to Class A shares and Class C shares,

Eagle MLP Strategy Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2014

respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisers. Class I shares are not covered under the Plans. The Plans are compensation plans, which mean that compensation is provided regardless of 12b-1 expenses incurred. For the year ended April 30, 2014, the Fund paid $112,455 and $109,938 to the Distributor for Class A and Class C shares, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of GFS. On sales of Class A shares and Class C shares, respectively, for the year ended April 30, 2014, the Distributor received $366,333 and $0 from front-end sales charge of which $50,725 and $0 was retained by the Distributor or other affiliated broker-dealers.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Funds.

5.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Fund’s tax character of distributions paid during the years ended April 30, 2014 and April 30, 2013 was as follows:

As of April 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Eagle MLP Strategy Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2014

The difference between book basis and tax basis unrealized appreciation and accumulated net investment income is primarily attributable to tax adjustments for partnerships and the tax deferral of wash sales.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such losses of $1,034,386.

At April 30, 2014, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Permanent book and tax differences, primarily attributable to the tax treatment of non-deductible expenses, foreign currency gains and short-term capital gains, and tax adjustments for partnerships, resulted in reclassification for the year ended April 30, 2014 as follows:

6.  SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Eagle MLP Strategy Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Eagle MLP Strategy Fund, a series of the Northern Lights Fund Trust, as of April 30, 2014, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from September 14, 2012 (commencement of operations) through April 30, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of April 30, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eagle MLP Strategy Fund as of April 30, 2014, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period from September 14, 2012 (commencement of operations) through April 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

/s/ McGladrey LLP

Denver, Colorado

June 29, 2014

Eagle MLP Strategy Fund

EXPENSE EXAMPLES (Unaudited)

April 30, 2014

As a shareholder of the Eagle MLP Strategy Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2013 through April 30, 2014.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 11/1/13	Ending Account Value 4/30/2014	Expenses Paid During Period 11/1/13 – 4/30/14	Expense Ratio During Period** 11/1/13 – 4/30/14
Class A	$1,000.00	$1,115.50	$17.45	1.65%
Class C	$1,000.00	$1,111.30	$25.34	2.40%
Class I	$1,000.00	$1,117.40	$14.82	1.40%

Hypothetical (5% return before expenses)	Beginning Account Value 11/1/13	Ending Account Value 4/30/2014	Expenses Paid During Period 11/1/13 – 4/30/14	Expense Ratio During Period** 11/1/13 – 4/30/14
Class A	$1,000.00	$1,033.50	$16.78	1.65%
Class C	$1,000.00	$1,012.89	$11.98	2.40%
Class I	$1,000.00	$1,036.00	$14.25	1.40%

*Actual expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365). “Hypothetical” expense information is presented on the basis of the full one-half year period to enable a comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but is multiplied by 181/365 (to reflect the full half-year period).

**Annualized.

SUPPLEMENTAL INFORMATION (Unaudited)

April 30, 2014

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	106	Two Roads Shared Trust (since 2012) (Chairman of the Valuation Committee); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	106	Schroder Global Series Trust and Two Roads Shared Trust (since 2012)
Anthony J. Hertl^ Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	106

AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen^ Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, Partner and President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010).	106	AdvisorOne Funds (16 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (2010-2011); Northern Lights Variable Trust (since 2006)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	133	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)
Mark H. Taylor^ Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011); Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006).	133

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

 Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, GemCom LLC (2004 - 2011).	106	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

  ^ These Trustees were named in the SEC order instituting settled administrative proceedings against Northern Lights Compliance Services, LLC, Gemini Fund Services, LLC and certain Trustees.  For more information, please see the “Legal Proceedings” in the Statement of Additional Information (“SAI”).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-868-9501.

4/30/14 – NLFT_v4

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

                                                                                                                                                                                       Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-868-9501 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-868-9501.

INVESTMENT ADVISERS

Princeton Fund Advisors, LLC

1125 17th Street, Suite 1400

Denver, CO 80202

Eagle Global Advisors, LLC

5847 San Felipe, LLC

Houston, TX 77057

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

 (a) The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2014 - $20,000

2013 - $20,000

(b)

Audit-Related Fees

2013 - None

2013 - None

(c)

Tax Fees

2014 - $10,000

2013 - $10,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2014 - None

2013 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2014

 2013

Audit-Related Fees:

0.00%

 0.00%

Tax Fees:

0.00%

 0.00%

All Other Fees:

0.00%

 0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - $10,000

2013 - $10,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Andrew B. Rogers

       Andrew B. Rogers, President

Date

7/9/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew B. Rogers

        Andrew B. Rogers, President

Date

7/9/14

By (Signature and Title)

/s/Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

7/9/14